UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2021

ACADIA REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12002	23-2715194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Theodore Fremd Avenue

Suite 300

Rye, New York 10580

(Address of principal executive offices) (Zip Code)

(914) 288-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.001 per share	AKR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2021, Acadia Realty Trust (the “Company") issued a press release announcing the election of Kenneth A. McIntyre to the Company's Board of Trustees (the “Board”). Mr. McIntyre was elected to the Board on March 1, 2021, with a term commencing the same day and expiring at the 2021 annual meeting of shareholders. Mr. McIntyre was also appointed to the Nominating and Corporate Governance Committee of the Board. With the appointment of Mr. McIntyre, the Board will consist of nine trustees, eight of whom are independent.

Mr. McIntyre is the Chief Executive Officer of the Real Estate Executive Council (REEC) and the Founder and Managing Principal of PassPort Real Estate, LLC. Additional biographical information may be found in the press release that is attached to this Current Report on Form 8-K as Exhibit 99.1.

For a description of the Company’s compensation program for its non-employee trustees, please see the Company’s Proxy Statement for its 2020 annual meeting of shareholders, filed with the Securities and Exchange Commission on March 24, 2020.

There are no arrangements or understandings between Mr. McIntyre and any other person pursuant to which Mr. McIntyre was appointed to the Board. There are no transactions in which Mr. McIntyre has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.Regulation FD Disclosure.

On March 3, 2021, the Company issued a press release announcing the appointment of Mr. McIntyre to the Board, a copy of which is furnished herewith as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated March 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA REALTY TRUST
Dated: March 3, 2021	(Registrant)

	By:	/s/ John Gottfried
	Name:	John Gottfried
	Title:	Sr. Vice President and Chief Financial Officer